UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2010

Date of Report
(Date of Earliest Event Reported)

Magnum d’Or Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052

(Address of principal executive offices)

877-343-6377

 (Registrant's telephone number, including area code)

N/A

(Former name and former address, if changed since last report)

Nevada	000-31849	98-0215222
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

MantylaMcReynolds LLC, the former independent registered public accounting firm of Magnum D’Or Resources, Inc. (the "Company") for the fiscal years ending September 30, 2010, resigned as the independent certified public accountants of the Company effective April 19, 2010, from further audit services to the Company.

During the past two fiscal years ended September 30, 2009 and 2008, the accountant's reports on the consolidated financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, but expressed a concern regarding the ability of the Company to continue as a going concern. The firm of MantylaMcReynolds LLC did not provide any reports to the Company regarding its financial statements for the two fiscal years ended September 30, 2009 and 2008.

For the past two fiscal years ended September 30, 2009 and 2008, and any subsequent interim period through the date of resignation of MantylaMcReynolds LLC, there were no disagreements between the Company and MantylaMcReynolds LLC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MantylaMcReynolds LLC, would have caused MantylaMcReynolds LLC to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 3.04(a)(1)(iv) of Regulation S-B.

The Company is seeking a new independent certified public accountants for its current fiscal year ending September 30, 2010.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

MantylaMcReynolds LLC has advised the Company that the unaudited financial statements of the Company for the three month period ended December 31, 2009, cannot be relied upon because (among other things) additional disclosures related to the SEC’s issuance of a Formal Order of Investigation dated October 30, 2009, should have been included within the Company’s financial statements and within the footnotes as a material event and contingency. A copy of such order was not previously provided to MantylaMcReynolds LLC.

Weinberg & Company, P.A. (“W&C”), a previous independent auditor of the Company, has recently advised the Company that its audit reports dated January 5, 2010 and February 6, 2009, cannot be relied upon because (among other things) additional disclosures related to the SEC’s issuance of a Formal Order of Investigation dated October 30, 2009, should have been included within W&C’s audit report dated January 5, 2010 and within the footnotes to the Company’s 2009 financial statements as a material event and contingency. Such Order was not provided to W&C until April 7, 2010.

The Company has requested MantylaMcReynolds LLC to furnish the Company as promptly as possible a letter addressed to the Securities and Exchange Commission whether it agrees with the statements made by the Company in response to Item 4.02, and if not, stating the respects in which it does not agree. The Company intends to amend this Form 8-K current report by filing such letter from MantylaMcReynolds LLC as an Exhibit no later than two business days after the Company’s receipt of the letter from MantylaMcReynolds LLC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Magnum d’Or Resources, Inc.

Date: April 21, 2010	/s/ Joseph J. Glusic
Joseph J. Glusic, Chief Executive Officer and President